Exhibit 10.2

EXECUTION VERSION

SECURITY AGREEMENT

dated as of

October 25, 2013

among

THE GRANTORS IDENTIFIED HEREIN

and

DEUTSCHE BANK AG NEW YORK BRANCH,

as Collateral Agent

TABLE OF CONTENTS

		Page

ARTICLE I

Definitions

Section 1.01.	Credit Agreement	1

Section 1.02.	Other Defined Terms	1

ARTICLE II

Pledge of Securities

Section 2.01.	Pledge	5

Section 2.02.	Delivery of the Pledged Equity	6

Section 2.03.	Representations, Warranties and Covenants	6

Section 2.04.	Certification of Limited Liability Company and Limited Partnership Interests	8

Section 2.05.	Registration in Nominee Name; Denominations	8

Section 2.06.	Voting Rights; Dividends and Interest	9

ARTICLE III

Security Interests in Personal Property

Section 3.01.	Security Interest	11

Section 3.02.	Representations and Warranties	12

Section 3.03.	Covenants	14

ARTICLE IV

Remedies

Section 4.01.	Remedies Upon Default	17

Section 4.02.	Application of Proceeds	19

Section 4.03.	Grant of License to Use Intellectual Property	19

ARTICLE V

Subordination

Section 5.01.	Subordination	20

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-ii-

Schedule I	Subsidiary Parties
Schedule II	Pledged Equity and Pledged Debt
Schedule III	Commercial Tort Claims

Exhibits

Exhibit I	Form of Security Agreement Supplement
Exhibit II	Form of Patent Security Agreement
Exhibit III	Form of Trademark Security Agreement
Exhibit IV	Form of Copyright Security Agreement

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SECURITY AGREEMENT dated as of October 25, 2013, among the Grantors (as defined below) and Deutsche Bank AG New York Branch, as Collateral Agent for the Secured Parties (in such capacity, the “Collateral Agent”).

Reference is made to the Credit Agreement dated as of October 25, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Hilton Worldwide Holdings Inc., a Delaware corporation (“Parent”), Hilton Worldwide Finance, LLC, a Delaware limited liability company, (“Borrower”), the other Guarantors party thereto from time to time, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and Deutsche Bank AG New York Branch, as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Parent and the Subsidiary Parties are affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement, and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01. Credit Agreement.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the UCC.

(b) The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the UCC.

“Agreement” means this Security Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“Borrower” has the meaning assigned to such term in the recitals of this Agreement.

“Collateral” means the Article 9 Collateral and the Pledged Collateral.

“Collateral Agent” has the meaning assigned to such term in the recitals of this Agreement.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States, including registrations, recordings, supplemental registrations and pending applications for registration in the USCO.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Excluded Assets” means (i) in excess of 65% of the Equity Interests of any direct Foreign Subsidiary of a Loan Party or a Domestic Subsidiary substantially all of whose assets consist of Equity Interests and/or Indebtedness of one or more Foreign Subsidiaries that are treated as controlled foreign corporations within the meaning of Section 957 of the Code, (ii) any property or assets owned by any Foreign Subsidiary or an Unrestricted Subsidiary, (iii) any lease, license or agreement or any property subject to a purchase money security interest or similar arrangement to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or purchase money arrangement or create a right of termination in favor of any other party thereto after giving effect to the applicable anti-assignment provisions of the UCC or other applicable Law, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC or other applicable Law notwithstanding such prohibition, (iv) any interest in fee-owned real property (other than Material Real Properties), (v) Excluded Contracts, Excluded Equipment and any interest in leased real property (including any requirement to deliver landlord waivers, estoppels and collateral access letters), (vi) motor vehicles and other assets subject to certificates of title except to the extent perfection of a security interest therein may be accomplished by filing of financing statements in appropriate form in the applicable jurisdiction under the UCC, (vii) Margin Stock and Equity Interests of any Person other than wholly-owned Subsidiaries that are Restricted Subsidiaries, (viii) any trademark application filed in the United States Patent and Trademark Office on the basis of the Borrower’s or any Guarantor’s “intent to use” such mark and for which a form evidencing use of the mark has not yet been filed with the United States Patent and Trademark Office, to the extent that granting a security interest in such trademark application prior to such filing would impair the enforceability or validity of such trademark application or any registration that issues therefrom under applicable federal Law, (ix) the creation or perfection of pledges of, or security interests in, any property or assets that would result in material adverse tax consequences to Parent, the Borrower or any of its Subsidiaries, as determined in the reasonable judgment of the Borrower and communicated in writing delivered to the Collateral Agent, (x) any governmental licenses or state or local franchises, charters and authorizations, to the extent a security in any such license, franchise, charter or authorization is prohibited or restricted thereby after giving effect to the UCC and other applicable Law, (xi) pledges and security interests prohibited or restricted by applicable Law (including any requirement to obtain the consent of any Governmental Authority or third party), (xii) all commercial tort claims in an amount less than $10,000,000, (xiii) accounts, property and other assets pledged pursuant to a Qualified Securitization Financing, (xiv) letter of credit rights, except to the extent constituting a support obligation for other Collateral as to which perfection of the security interest in such other Collateral is accomplished solely by the filing of a UCC financing statement (it being understood that no actions shall be required to perfect a security interest in letter of credit rights, other than the filing of a UCC financing statement), (xv) any particular assets if, in the reasonable judgment of the Collateral Agent and the Borrower, the burden, cost or consequences of creating or perfecting such pledges or security interests in such assets or obtaining title insurance is excessive in relation to the benefits to be obtained therefrom by the Lenders under the Loan Documents, (xvi) proceeds from any and all of the foregoing assets described in clauses (i) through (xv) above to the extent such proceeds would otherwise be excluded pursuant to clauses (i) through (xv) above and (xvii) so long as the Corporate Realignment shall have occurred on or prior to the date that is 12-months after the Closing Date, any assets, property, Equity Interests or other collateral which would not constitute Collateral under this Agreement or the other Loan Documents after giving effect to the Corporate Realignment, except to the extent perfection can be achieved by filing a UCC financing statement.

“General Intangibles” has the meaning specified in Article 9 of the UCC.

“Grantor” means the Borrower, each Guarantor that is a party hereto, and each Guarantor that becomes a party to this Agreement after the Closing Date.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, the intellectual property rights in software and databases and related documentation and all additions and improvements to the foregoing.

“Intellectual Property Security Agreements” means the short-form Patent Security Agreement, short-form Trademark Security Agreement, and short-form Copyright Security Agreement, each substantially in the form attached hereto as Exhibits II, III and IV, respectively.

“License” means any (i) Patent License, (ii) Trademark License, (iii) Copyright License or other Intellectual Property license or sublicense agreement to which any Grantor is a party, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder or with respect thereto including damages and payments for past, present or future infringements or violations thereof, and (iii) rights to sue for past, present and future violations thereof.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters Patent of the United States in or to which any Grantor now or hereafter has any right, title or interest therein, all registrations and recordings thereof, and all applications for letters Patent of the United States, including registrations, recordings and pending applications in the USPTO, and (b) all reissues, continuations, divisions, continuations-in-part, renewals, improvements or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit H to the Credit Agreement, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of each of the Grantors.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt” has the meaning assigned to such term in Section 2.01.

“Pledged Equity” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means the Pledged Equity and Pledged Debt.

“Secured Approved Counterparty” means an Approved Counterparty party to a Secured Hedge Agreement or Treasury Services Agreement.

“Secured Obligations” means the “Obligations” (as defined in the Credit Agreement).

“Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the Lenders, each Secured Approved Counterparty, the Supplemental Agents and each co-agent or sub-agent appointed by the Administrative Agent or Collateral Agent from time to time pursuant to Section 9.02 of the Credit Agreement.

“Security Agreement Supplement” means an instrument substantially in the form of Exhibit I hereto.

“Security Interest” has the meaning assigned to such term in Section 3.01.

“Subsidiary Parties” means (a) the Restricted Subsidiaries identified on Schedule I and (b) each other Restricted Subsidiary that becomes a party to this Agreement as a Subsidiary Party after the Closing Date.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, trade dress, logos, designs, fictitious business names and other source or business identifiers, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the USPTO or any similar offices in any State of the United States or any political subdivision thereof, and all extensions or renewals thereof, as well as any unregistered trademarks and service marks used by a Grantor and (b) all goodwill connected with the use of and symbolized thereby.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“USCO” means the United States Copyright Office.

“USPTO” means the United States Patent and Trademark Office.

ARTICLE II

Pledge of Securities

Section 2.01. Pledge. As security for the payment or performance, as the case may be, in full of the Secured Obligations, including the Guarantees, each of the Grantors hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Grantors’ right, title and interest in, to and under:

(i) all Equity Interests held by it that are listed on Schedule II and any other Equity Interests obtained in the future by such Grantor and the certificates representing all such Equity Interests (the “Pledged Equity”); provided that the Pledged Equity shall not include Excluded Assets;

(ii) (A) the debt securities owned by it and listed opposite the name of such Grantor on Schedule II, (B) any debt securities obtained in the future by such Grantor and (C) the promissory notes and any other instruments evidencing such debt securities (the “Pledged Debt”); provided that the Pledged Debt shall not include any Excluded Assets;

(iii) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2.01;

(iv) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (i) and (ii) above;

(v) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (i), (ii), (iii) and (iv) above; and

(vi) all Proceeds of any of the foregoing

(the items referred to in clauses (i) through (vi) above being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

Section 2.02. Delivery of the Pledged Equity.

(a) Each Grantor agrees promptly (but in any event within 60 days after receipt by such Grantor or such longer period as the Collateral Agent may agree in its reasonable discretion) to deliver or cause to be delivered to the Collateral Agent, for the benefit of the Secured Parties, any and all (i) Pledged Equity to the extent certificated and (ii) to the extent required to be delivered pursuant to paragraph (b) of this Section 2.02, Pledged Debt.

(b) Each Grantor will cause any Indebtedness for borrowed money having an aggregate principal amount in excess of $10,000,000 owed to such Grantor by any Person that is evidenced by a duly executed promissory note to be pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the terms hereof.

(c) Upon delivery to the Collateral Agent, any Pledged Securities shall be accompanied by stock or security powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request (other than instruments or documents governed by or requiring actions in any non-U.S. jurisdiction related to Equity Interests of Foreign Subsidiaries). Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be deemed to supplement Schedule II and made a part hereof; provided that failure to supplement Schedule II shall not affect the validity of such pledge of such Pledged Equity. Each schedule so delivered shall supplement any prior schedules so delivered.

Section 2.03. Representations, Warranties and Covenants. Each Grantor represents, warrants and covenants to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a) as of the date hereof, Schedule II includes all Equity Interests, debt securities and promissory notes required to be pledged by such Grantor hereunder in order to satisfy the Collateral and Guarantee Requirement;

(b) the Pledged Equity issued by the Borrower or a wholly-owned Restricted Subsidiary have been duly and validly authorized and issued by the issuers thereof and are fully paid and nonassessable;

(c) except for the security interests granted hereunder, such Grantor (i) is, subject to any transfers made in compliance with the Credit Agreement, the direct owner, beneficially and of record, of the Pledged Equity indicated on Schedule II, (ii) holds the same free and clear of all Liens, other than (A) Liens created by the Collateral Documents and (B) Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement, and (iii) if requested by the Collateral Agent, will defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.03(c)), however arising, of all Persons whomsoever;

(d) except for restrictions and limitations (i) imposed or permitted by the Loan Documents or securities laws generally, (ii) in the case of Pledged Equity of Persons that are not Subsidiaries, transfer restrictions that exist at the time of acquisition of Equity Interests in such Persons, and (iii) except as described in the Perfection Certificate, the Pledged Collateral is freely transferable and assignable, and none of the Pledged Collateral is subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e) the execution and performance by the Grantors of this Agreement are within each Grantor’s corporate powers and have been duly authorized by all necessary corporate action or other organizational action;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby, except for (i) filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties and (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given, or made or to be in full force and effect pursuant to the Collateral and Guarantee Requirement);

(g) by virtue of the execution and delivery by each Grantor of this Agreement, and delivery of the Pledged Securities in accordance with this Agreement to and continued possession by the Collateral Agent in the State of New York, the Collateral Agent for the benefit of the Secured Parties has a legal, valid and perfected lien upon and security interest in such Pledged Security as security for the payment and performance of the Secured Obligations to the extent such perfection is governed by the UCC, subject only to Liens permitted by Section 7.01 of the Credit Agreement; and

(h) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral to the extent intended hereby.

Subject to the terms of this Agreement, each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, it will comply with instructions of the Collateral Agent with respect to the Equity Interests in such Grantor that constitute Pledged Equity hereunder that are not certificated without further consent by the applicable owner or holder of such Equity Interests.

Notwithstanding anything to the contrary in this Agreement, to the extent any provision of this Agreement or the Credit Agreement excludes any assets from the scope of the Pledged Collateral, or from any requirement to take any action to perfect any security interest in favor of the Collateral Agent for the benefit of the Secured Parties in the Pledged Collateral, the representations, warranties and covenants made by any relevant Grantor in this Agreement with respect to the creation, perfection or priority (as applicable) of the security interest granted in favor of the Collateral Agent for the benefit of the Secured Parties (including, without limitation, this Section 2.03) shall be deemed not to apply to such excluded assets.

Section 2.04. Certification of Limited Liability Company and Limited Partnership Interests. No interest in any limited liability company or limited partnership controlled by any Grantor that constitutes Pledged Equity shall be represented by a certificate unless (i) the limited liability company agreement or partnership agreement expressly provides that such interests shall be a “security” within the meaning of Article 8 of the UCC of the applicable jurisdiction, and (ii) such certificate shall be delivered to the Collateral Agent in accordance with Section 2.02. Any limited liability company and any limited partnership controlled by any Grantor shall either (a) not include in its operative documents any provision that any Equity Interests in such limited liability company or such limited partnership be a “security” as defined under Article 8 of the UCC or (b) certificate any Equity Interests in any such limited liability company or such limited partnership. To the extent an interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 is certificated or becomes certificated, (i) each such certificate shall be delivered to the Collateral Agent, pursuant to Section 2.02(a) and (ii) such Grantor shall fulfill all other requirements under Section 2.02 applicable in respect thereof. Such Grantor hereby agrees that if any of the Pledged Collateral are at any time not evidenced by certificates of ownership, then each applicable Grantor shall, to the extent permitted by applicable Law, if necessary or, upon the reasonable request of the Collateral Agent, desirable to perfect a security interest in such Pledged Collateral, cause such pledge to be recorded on the equity holder register or the books of the issuer, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Collateral Agent the right to transfer such Pledged Collateral under the terms hereof.

Section 2.05. Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given the Borrower prior written notice of its intent to exercise such rights, (a) the Collateral Agent, on behalf of the Secured Parties, shall have the right to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent and each Grantor will promptly give to the Collateral Agent copies of any written notices or other written communications received by it with respect to Pledged Equity registered in the name of such Grantor and (b) the Collateral Agent shall have the right to exchange the certificates representing Pledged Equity for certificates of smaller or larger denominations for any purpose consistent with this Agreement, to the extent permitted by the documentation governing such Pledged Securities and applicable Laws.

Section 2.06. Voting Rights; Dividends and Interest.

(a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have provided prior notice to the Borrower that the rights of the Grantor under this Section 2.06 are being suspended:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof and each Grantor agrees that it shall exercise such rights for purposes consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents.

(ii) The Collateral Agent shall promptly (after reasonable advance notice) execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable Laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and the Secured Parties and shall be promptly (and in any event within 10 Business Days or such longer period as the Collateral Agent may agree in its reasonable discretion) delivered to the Collateral Agent in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent). So long as no Default or Event of Default has occurred and is continuing, the Collateral Agent shall promptly deliver to each Grantor any Pledged Securities in its possession if requested to be delivered to the issuer thereof in connection with any exchange or redemption of such Pledged Securities permitted by the Credit Agreement in accordance with this Section 2.06(a)(iii).

(b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Borrower of the suspension of the Grantors’ rights under paragraph (a)(iii) of this Section 2.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be promptly (and in any event within 10 days or such longer period as the Collateral Agent may agree in its reasonable discretion) delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have provided the Borrower with notice of the suspension of its rights under paragraph (a)(i) of this Section 2.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that the Borrower would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.06 shall be reinstated.

(d) Any notice given by the Collateral Agent to the Borrower under Section 2.05 or Section 2.06 (i) shall be given in writing, (ii) may be given with respect to one or more Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) of this Section 2.06 in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE III

Security Interests in Personal Property

Section 3.01. Security Interest.

(a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, including the Guarantees, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Documents;

(iv) all Equipment;

(v) all General Intangibles;

(vi) all Goods;

(vii) all Instruments;

(viii) all Inventory;

(ix) all Investment Property;

(x) all books and records pertaining to the Article 9 Collateral;

(xi) all Fixtures;

(xii) all Letter-of-Credit Rights, but only to the extent constituting a supporting obligation for other Article 9 Collateral as to which perfection of security interests in such Article 9 Collateral is accomplished by the filing of a UCC financing statement;

(xiii) all Intellectual Property;

(xiv) all Commercial Tort Claims listed on Schedule III and on any supplement thereto received by the Collateral Agent pursuant to Section 3.03(g); and

(xv) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all Supporting Obligations, collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that, notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in any Excluded Assets.

(b) Subject to Section 3.01(e), each Grantor hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Article 9 Collateral as “all assets” or “all personal property” of such Grantor or words of similar effect as being of an equal or lesser scope or with greater detail and (ii) contain the information required by Article 9 of the UCC or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and, if required, any organizational identification number issued to such Grantor. Each Grantor agrees to provide such information to the Collateral Agent promptly upon any reasonable request.

(c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d) The Collateral Agent is authorized to file with the USPTO or the USCO (or any successor office) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in United States Intellectual Property of each Grantor in which a security interest has been granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantor as debtors and the Collateral Agent as secured party.

(e) Notwithstanding anything to the contrary in the Loan Documents, none of the Grantors shall be required, nor is the Collateral Agent authorized, (i) to perfect the Security Interests granted by this Security Agreement (including Security Interests in Investment Property and Fixtures) by any means other than by (A) filings pursuant to the UCC in the office of the secretary of state (or similar central filing office) of the relevant State(s), and filings in the applicable real estate records with respect to any fixtures relating to Mortgaged Properties, (B) filings in United States government offices with respect to Intellectual Property of Grantor as expressly required elsewhere herein, (C) delivery to the Collateral Agent to be held in its possession of all Collateral consisting of Instruments and certificated Pledged Equity as expressly required elsewhere herein or (D) other methods expressly provided herein, (ii) to enter into any deposit account control agreement, securities account control agreement or any other control agreement with respect to any deposit account, securities account or any other Collateral that requires perfection by “control,” (iii) to take any action (other than the actions listed in clauses (i)(A) and (C) above) with respect to any assets located outside of the United States, (iv) to perfect in any assets subject to a certificate of title statute or (v) to deliver any Equity Interests except as expressly provided in Section 2.01.

Section 3.02. Representations and Warranties. Each Grantor jointly and severally represents and warrants, as to itself and the other Grantors, to the Collateral Agent and the Secured Parties that:

(a) Subject to Liens permitted by Section 7.01 of the Credit Agreement, each Grantor has good and valid rights in and title (except as otherwise permitted by the Loan Documents) to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained and those consents or approvals, the failure of which to be obtained or to be made could not reasonably be expected to have a Material Adverse Effect.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects (except the information therein with respect to the exact legal name of each Grantor shall be correct and complete in all respects) as of the Closing Date. Subject to Section 3.01(e), the UCC financing statements or other appropriate filings, recordings or registrations prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in the applicable filing office (or specified by notice from the Borrower to the Collateral Agent after the Closing Date in the case of filings, recordings or registrations (other than filings required to be made in the USPTO and the USCO in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights), in each case, as required by Section 6.11 of the Credit Agreement), are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC, and no further or subsequent filing, re-filing, recording, rerecording, registration or re-registration is necessary in any such jurisdiction, except as provided under applicable Law with respect to the filing of continuation statements.

(c) Each Grantor represents and warrants that short-form Intellectual Property Security Agreements containing a description of all Article 9 Collateral consisting of material United States registered Patents (and Patents for which United States registration applications are pending), United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights, respectively (other than, in each case, any Excluded Assets), have been delivered to the Collateral Agent for recording by the USPTO and the USCO pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, (for the benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of registrations and applications for Patents, Trademarks and Copyrights. To the extent a security interest may be perfected by filing, recording or registration in USPTO or USCO under the Federal intellectual property laws, then no further or subsequent filing, re-filing, recording, rerecording, registration or re-registration is necessary (other than (i) such filings and actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed by any Grantor after the date hereof and (ii) the UCC financing and continuation statements contemplated in Section 3.02(b)).

(d) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations and (ii) subject to the filings described in Sections 3.02(b) and 3.02(c), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC. Subject to Section 3.01(e) of this Agreement, the Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than any Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement.

(e) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the UCC or any other applicable Laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the USPTO or the USCO or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement and assignments permitted by the Credit Agreement.

(f) As of the date hereof, no Grantor has any Commercial Tort Claim in excess of $10,000,000, other than the Commercial Tort Claims listed on Schedule III.

Section 3.03. Covenants.

(a) The Borrower agrees to notify the Collateral Agent in writing promptly, but in any event within 60 days (or such longer period as the Collateral Agent may agree in its reasonable discretion), after any change in (i) the legal name of any Grantor, (ii) the identity or type of organization or corporate structure of any Grantor, (iii) the jurisdiction of organization of any Grantor or (iv) the organizational identification number of such Grantor, if any.

(b) Subject to Section 3.01(e) and Section 3.03(f)(iv), each Grantor shall, at its own expense, upon the reasonable request of the Collateral Agent, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 7.01 of the Credit Agreement; provided that, nothing in this Agreement shall prevent any Grantor from discontinuing the operation or maintenance of any of its assets or properties if such discontinuance is (x) determined by such Grantor to be desirable in the conduct of its business and (y) permitted by the Credit Agreement.

(c) Subject to Section 3.01(e), each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral that is in excess of $10,000,000 shall be or become evidenced by any promissory note, other instrument or debt security, such note, instrument or debt security shall be promptly (and in any event within 60 days of its acquisition or such longer period as the Collateral Agent may agree in its reasonable discretion) pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory to the Collateral Agent.

(d) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 7.01 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or any other Loan Document and within a reasonable period of time after the Collateral Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Collateral Agent within 10 Business Days after demand for any payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, the Grantors shall not be obligated to reimburse the Collateral Agent with respect to any Intellectual Property that any Grantor has failed to maintain or pursue, or otherwise allowed to lapse, terminate or be put into the public domain in accordance with Section 3.03(f)(iv). Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(e) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person the value of which is in excess of $10,000,000 to secure payment and performance of an Account, such Grantor shall promptly (but in any event within 60 days after such action by such Grantor or such longer period as the Collateral Agent may agree in its reasonable discretion) assign such security interest to the Collateral Agent for the benefit of the Secured Parties provided that, notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in any Excluded Assets. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(f) Intellectual Property Covenants.

(i) Other than to the extent not prohibited herein or in the Credit Agreement or with respect to registrations and applications no longer used or useful, except to the extent failure to act would not, as deemed by the applicable Grantor in its reasonable business judgment, reasonably be expected to have a Material Adverse Effect, with respect to registration or pending application of each item of its Intellectual Property for which such Grantor has standing to do so, each Grantor agrees to take, at its expense, all reasonable steps, including, without limitation, in the USPTO, the USCO and any other Governmental Authority located in the United States, to pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application now or hereafter included in the Intellectual Property of such Grantor that are not Excluded Assets.

(ii) Other than to the extent not prohibited herein or in the Credit Agreement, or with respect to registrations and applications no longer used or useful, or except as would not, as deemed by the applicable Grantor in its reasonable business judgment, reasonably be expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property, excluding Excluded Assets, may lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in the case of a trade secret, become publicly known).

(iii) Other than as excluded or as not prohibited herein or in the Credit Agreement, or with respect to Patents, Copyrights or Trademarks which are no longer used or useful in the applicable Grantor’s business operations or except where failure to do so would not, as deemed by the applicable Grantor in its reasonable business judgment, reasonably be expected to have a Material Adverse Effect, each Grantor shall take all reasonable steps to preserve and protect each item of its Intellectual Property, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking reasonable steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to standards of quality.

(iv) Notwithstanding any other provision of this Agreement, nothing in this Agreement or any other Loan Document prevents or shall be deemed to prevent any Grantor from disposing of, discontinuing the use or maintenance of, failing to pursue, or otherwise allowing to lapse, terminate or be put into the public domain, any of its Intellectual Property to the extent permitted by the Credit Agreement if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

(v) Within the same delivery period as required for the delivery of the annual Compliance Certificate required to be delivered under Section 6.02(a) of the Credit Agreement the Borrower shall provide a list of any additional registrations of Intellectual Property of all Grantors not previously disclosed to the Collateral Agent including such information as is necessary for such Grantor to make appropriate filings in the USPTO and USCO.

(g) Commercial Tort Claims. If the Grantors shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated by such Grantor to exceed $10,000,000 for which this clause has not been satisfied and for which a complaint in a court of competent jurisdiction has been filed, such Grantor shall within 60 days (or such longer period as the Collateral Agent may agree in its reasonable discretion) after the end of the fiscal quarter in which such complaint was filed notify the Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Agent, for the benefit of the Secured Parties, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement.

ARTICLE IV

Remedies

Section 4.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Agent shall have the right to exercise any and all rights afforded to a secured party with respect to the Secured Obligations, including the Guarantees, under the UCC or other applicable Law and also may (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Collateral Agent, promptly assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased (it being acknowledged and agreed that the Grantors are not required to obtain any waiver or consent from any owner of such leased premises in connection with such occupancy or attempted occupancy) by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under Law, without obligation to such Grantor in respect of such occupation; provided that the Collateral Agent shall provide the applicable Grantor with reasonable prior notice thereof which in any event shall be at least 10 days prior to such occupancy; (iii) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to such exercise; and (iv) subject to the mandatory requirements of applicable Law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Secured Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by Law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any Law now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral

Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by Law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by Law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by Law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at Law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC or its equivalent in other jurisdictions.

Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) during the continuance of an Event of Default (provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to, to the extent reasonably practicable, or otherwise promptly after, exercising such rights), for the purpose of (i) making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies if insurance, (ii) making all determinations and decisions with respect thereto and (iii) obtaining or maintaining the policies of insurance required by Section 6.07 of the Credit Agreement or to pay any premium in whole or in part relating thereto. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, within 10 days of demand, by the Grantors to the Collateral Agent and shall be additional Secured Obligations secured hereby.

Section 4.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash in accordance with Section 8.04 of the Credit Agreement.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

The Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on information supplied to it as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Secured Obligations, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Collateral Agent pursuant to this Section 4.02 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error).

Section 4.03. Grant of License to Use Intellectual Property. For the exclusive purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies at any time after and during the continuance of an Event of Default, each Grantor hereby grants to the Collateral Agent a non-exclusive, royalty-free, limited license (until the termination or cure of the Event of Default) for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate to use, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; provided, however, that all of the foregoing rights of the Collateral Agent to use such licenses, sublicenses and other rights, and (to the extent permitted by the terms of such licenses and sublicenses) all licenses and sublicenses granted thereunder, shall expire immediately upon the termination or cure of all Events of Default and shall be exercised by the Collateral Agent solely during the continuance of an Event of Default and upon 10 Business Days’ prior written notice to the applicable Grantor, and nothing in this Section 4.03 shall require Grantors to grant any license that is prohibited by any rule of law, statute or regulation, or is prohibited by, or constitutes a breach or default under or results in the termination of any contract, license, agreement, instrument or other document evidencing, giving rise to or theretofore granted, to the extent permitted by the Credit Agreement, with respect to such property or otherwise unreasonably prejudices the value thereof to the relevant Grantor; provided,  further, that any such license and any such license granted by the Collateral Agent to a third party shall include reasonable and customary terms and conditions necessary to preserve the existence, validity and value of the affected Intellectual Property, including without limitation, provisions requiring the continuing confidential handling of trade secrets, requiring the use of appropriate notices and prohibiting the use of false notices, quality control and inurement provisions with regard to Trademarks, patent designation provisions with regard to Patents, copyright notices and restrictions on decompilation and reverse engineering of copyrighted software (it being understood and agreed that, without limiting any other rights and remedies of the Collateral Agent under this Agreement, any other Loan Document or applicable Law, nothing in the foregoing license grant shall be construed as granting the Collateral Agent rights in and to such Intellectual Property above and beyond (x) the rights to such Intellectual Property that each Grantor has reserved for itself and (y) in the case of Intellectual Property that is licensed to any such Grantor by a third party, the extent to which such Grantor has the right to grant a sublicense to such Intellectual Property hereunder). For the avoidance of doubt, the use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, only during the continuation of an Event of Default. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may also exercise the rights afforded under Section 4.01 of this Agreement with respect to Intellectual Property contained in the Article 9 Collateral.

ARTICLE V

Subordination

Section 5.01. Subordination.

(a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Grantors to indemnity, contribution or subrogation under applicable Law or otherwise shall be fully subordinated to the payment in full in cash of the Secured Obligations. No failure on the part of the Borrower or any Grantor to make the payments required under applicable Law or otherwise shall in any respect limit the obligations and liabilities of any Grantor with respect to its obligations hereunder, and each Grantor shall remain liable for the full amount of the obligations of such Grantor hereunder.

(b) Each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default and after notice from the Collateral Agent, all Indebtedness owed to it by any other Grantor shall be fully subordinated to the payment in full in cash of the Secured Obligations.

ARTICLE VI

Miscellaneous

Section 6.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to the Borrower or any other Grantor shall be given to it in care of the Borrower as provided in Section 10.02 of the Credit Agreement.

Section 6.02. Waivers; Amendment.

(a) No failure or delay by any Secured Party in exercising any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges of the Secured Parties herein provided, and provided under each other Loan Document, are cumulative and are not exclusive of any rights, remedies, powers and privileges provided by Law. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan, the issuance of a Letter of Credit or the provision of services under Treasury Services Agreements or Secured Hedge Agreements shall not be construed as a waiver of any Default, regardless of whether any Secured Party may have had notice or knowledge of such Default at the time.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

Section 6.03. Collateral Agent’s Fees and Expenses; Indemnification.

(a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its reasonable out-of-pocket expenses incurred hereunder and indemnity for its actions in connection herewith as provided in Sections 10.04 and 10.05 of the Credit Agreement.

(b) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 6.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 6.03 shall be payable within 30 days of written demand therefor.

Section 6.04. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 6.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Grantors hereunder and in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Loan Documents, the making of any Loans and issuance of any Letters of Credit and the provision of services under Treasury Services Agreements or Secured Hedge Agreements, regardless of any investigation made by any Secured Party or on its behalf and notwithstanding that any Secured Party may have had notice or knowledge of any Default at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as this Agreement has not been terminated or released pursuant to Section 6.11 below.

Section 6.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic communication of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

Section 6.07. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 6.08. Governing Law; Jurisdiction; Venue; Waiver of Jury Trial; Consent to Service of Process.

(a) The terms of Sections 10.15 and 10.16 of the Credit Agreement with respect to governing law, submission of jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

(b) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

Section 6.09. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 6.10. Security Interest Absolute. To the extent permitted by Law, all rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) subject only to termination of a Grantor’s obligations hereunder in accordance with the terms of Section 6.11, any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

Section 6.11. Termination or Release.

(a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate with respect to all Secured Obligations and any Liens arising therefrom shall be automatically released upon termination of the Aggregate Commitments and payment in full of all Obligations (other than (i) in respect of a release by any Secured Approved Counterparty, if obligations under any Secured Hedge Agreement or Treasury Services Agreement, as applicable, are due and payable at such time and (ii) contingent indemnification obligations not yet accrued and payable) and the expiration or termination of all Letters of Credit (other than Letters of Credit in which the Outstanding Amount of the L/C Obligations related thereto have been Cash Collateralized or otherwise back-stopped, including by “grandfathering” into any future credit facilities, in each case, on terms reasonably satisfactory to the relevant L/C Issuer in its reasonable discretion).

(b) A Subsidiary Party shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Party shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Party ceases to be a Restricted Subsidiary of the Borrower or becomes an Excluded Subsidiary; provided that the Required Lenders shall have consented to such transaction (if and to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c) Upon any sale or transfer by any Grantor of any Collateral that is permitted under the Credit Agreement (other than a sale or transfer to another Loan Party), or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 10.01 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 6.11, the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release and shall perform such other actions reasonably requested by such Grantor to effect such release, including delivery of certificates, securities and instruments. Any execution and delivery of documents pursuant to this Section 6.11 shall be without recourse to or warranty by the Collateral Agent.

(e) Notwithstanding anything to contrary set forth in this Agreement, each Secured Approved Counterparty by the acceptance of the benefits under this Agreement hereby acknowledges and agrees that (i) the Security Interests granted under this Agreement of the Obligations of any Grantor and its Subsidiaries under any Secured Hedge Agreement and any Treasury Services Agreement shall be automatically released upon termination of the Commitments and payment in full of all other Obligations, in each case, unless the Obligations under the Secured Hedge Agreement or the Treasury Services Agreement are due and payable at such time (it being understood and agreed that this Agreement and the Security Interests granted herein shall survive solely as to such due and payable Obligations and until such time as such due and payable Obligations have been paid in full) and (ii) any release of Collateral or of a Grantor, as the case may be, effected in the manner permitted by this Agreement shall not require the consent of any Secured Approved Counterparty.

Section 6.12. Additional Grantors. Pursuant to Section 6.11 of the Credit Agreement, certain additional Restricted Subsidiaries of the Borrower may be required to enter in this Agreement as Grantors. Upon execution and delivery by the Collateral Agent and a Restricted Subsidiary of a Security Agreement Supplement, such Restricted Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Section 6.13. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and notice by the Collateral Agent to the applicable Grantor of the Collateral Agent’s intent to exercise such rights, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at Law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, bad faith, or willful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact, in each case, as determined by a final non-appealable judgment of a court of competent jurisdiction.

Section 6.14. General Authority of the Collateral Agent. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents.

Section 6.15. Reasonable Care. The Collateral Agent is required to use reasonable care in the custody and preservation of any of the Collateral in its possession; provided, that the Collateral Agent shall be deemed to have used reasonable care in the custody and preservation of any of the Collateral, if such Collateral is accorded treatment substantially similar to that which the Collateral Agent accords its own property.

Section 6.16. Delegation; Limitation. The Collateral Agent may execute any of the powers granted under this Agreement and perform any duty hereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the gross negligence or willful misconduct of any agents or attorneys-in-fact selected by it with reasonable care and without gross negligence or willful misconduct.

Section 6.17. Reinstatement. The obligations of the Grantors under this Security Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower or other Loan Party in respect of the Secured Obligations is rescinded or must be otherwise restored by any holder of any of the Secured Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

Section 6.18. Miscellaneous. The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Collateral Agent shall have received a notice of Event of Default or a notice from the Grantor or the Secured Parties to the Collateral Agent in its capacity as Collateral Agent indicating that an Event of Default has occurred.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

HILTON WORLDWIDE HOLDINGS INC.

By:	/s/ Sean Dell’Orto
	Name:	Sean Dell’Orto
	Title:	Senior Vice President and Treasurer

HILTON WORLDWIDE FINANCE LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

90210 BILTMORE MANAGEMENT, LLC
90210 DESERT RESORTS MANAGEMENT CO., LLC
90210 GRAND WAILEA MANAGEMENT CO., LLC
90210 LLC
90210 MANAGEMENT COMPANY, LLC
ANDIAMO’S O’HARE, LLC
BALLY’S GRAND PROPERTY SUB I, INC.
BLUE BONNET SECURITY, LLC
CHESTERFIELD VILLAGE HOTEL, LLC
COMPRIS HOTEL LLC
CONRAD FRANCHISE LLC
CONRAD INTERNATIONAL (BELGIUM) LLC
CONRAD INTERNATIONAL (EGYPT) RESORTS CORPORATION
CONRAD INTERNATIONAL (INDONESIA) CORPORATION
CONRAD INTERNATIONAL INVESTMENT (JAKARTA) CORPORATION
CONRAD INTERNATIONAL MANAGE (CIS) LLC
CONRAD MANAGEMENT LLC
DESTINATION RESORTS LLC
DOUBLETREE DTWC LLC
DOUBLETREE FRANCHISE LLC
DOUBLETREE HOTEL SYSTEMS LLC
DOUBLETREE HOTELS LLC
DOUBLETREE LLC
DOUBLETREE MANAGEMENT LLC
DT MANAGEMENT LLC
DT REAL ESTATE, INC.
DTM ATLANTA/LEGACY, INC.
DTM CAMBRIDGE, INC.
DTM COCONUT GROVE, INC.
DTM LARGO, INC.
DTM MARYLAND, INC.
DTM SANTA CLARA LLC
DTM WALNUT CREEK, INC.
DTR FCH HOLDINGS, INC.
DTR PAH HOLDING, INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

DTR SAN ANTONIO, INC.
DTR TM HOLDINGS, INC.
DTWC SPOKANE CITY CENTER SPE, LLC
EJP CORPORATION
EMBASSY DEVELOPMENT CORPORATION
EMBASSY EQUITY DEVELOPMENT LLC
EMBASSY MEMPHIS CORPORATION
EMBASSY SUITES (ISLA VERDE), INC.
EMBASSY SUITES CLUB NO. 1, INC.
EMBASSY SUITES CLUB NO. THREE, INC.
EMBASSY SUITES CLUB NO. TWO, INC.
EMBASSY SUITES FRANCHISE LLC
EMBASSY SYRACUSE DEVELOPMENT LLC
EPAM CORPORATION
FLORIDA CONRAD INTERNATIONAL CORP.
GRAND VACATIONS REALTY, LLC
GRAND VACATIONS SERVICES LLC
GRAND VACATIONS TITLE, LLC
HAMPTON INNS FRANCHISE LLC
HAMPTON INNS LLC
HAMPTON INNS MANAGEMENT LLC
HAPEVILLE INVESTORS, LLC
HHC BC ORLANDO, LLC
HHC ONE PARK BOULEVARD, LLC
HIC FIRST CORPORATION
HIC GAMING CALIFORNIA, INC.
HIC HOLDINGS CORPORATION
HIC HOTELS U.S.A. CORPORATION
HIC RACING CORPORATION
HIC SAN PABLO LIMITED, INC.
HIC SAN PABLO, L.P.
HIC SECOND CORPORATION
HILTON BEVERAGE LLC
HILTON CHICAGO BEVERAGE I LLC
HILTON CHICAGO BEVERAGE II LLC
HILTON CHICAGO BEVERAGE III LLC
HILTON CHICAGO BEVERAGE IV LLC
HILTON CORPORATE DIRECTOR LLC
HILTON CP OPERATOR LLC
HILTON EL CON MANAGEMENT LLC
HILTON EL CON OPERATOR LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

HILTON ELECTRONIC DISTRIBUTION SYSTEMS, LLC
HILTON ENERGY INVESTMENTS, LLC
HILTON ESJ OPERATOR LLC
HILTON FRANCHISE HOLDING LLC
HILTON FRANCHISE LLC
HILTON GARDEN INNS FRANCHISE LLC
HILTON GARDEN INNS MANAGEMENT LLC
HILTON GRAND VACATIONS CLUB, LLC
HILTON GRAND VACATIONS COMPANY, LLC
HILTON GRAND VACATIONS FINANCING, LLC
HILTON GRAND VACATIONS MANAGEMENT, LLC
HILTON HAWAII CORPORATION
HILTON HHONORS WORLDWIDE, L.L.C.
HILTON HOLDINGS, LLC
HILTON HOSPITALITY, LLC
HILTON ILLINOIS CORP.
HILTON ILLINOIS HOLDINGS LLC
HILTON INNS LLC
HILTON INTERNATIONAL CO.
HILTON KINGSLAND 1, LLC
HILTON MANAGEMENT LLC
HILTON NEW JERSEY SERVICE CORP.
HILTON OPB, LLC
HILTON ORLANDO PARTNERS II, LLC
HILTON ORLANDO PARTNERS III, LLC
HILTON RECREATION LLC
HILTON RESORTS CORPORATION
HILTON RESORTS MARKETING CORP.
HILTON SAN DIEGO CORPORATION
HILTON SPRING CORPORATION
HILTON SUPPLY MANAGEMENT LLC
HILTON SYSTEMS SOLUTIONS, LLC
HILTON SYSTEMS, LLC
HILTON WORLDWIDE FINANCE CORP.
HILTON WORLDWIDE, INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

HILTON-OCCC HOTEL, LLC
HILTON-OCCC MEZZ LENDER, LLC
HLT AUDUBON LLC
HLT CA HILTON LLC
HLT CONRAD DOMESTIC LLC
HLT CONRAD GP LLC
HLT DOMESTIC JV HOLDINGS LLC
HLT DOMESTIC OWNER LLC
HLT ESP FRANCHISE LLC
HLT ESP INTERNATIONAL FRANCHISE LLC
HLT ESP INTERNATIONAL FRANCHISOR CORPORATION
HLT ESP INTERNATIONAL MANAGE LLC
HLT ESP INTERNATIONAL MANAGEMENT CORPORATION
HLT ESP MANAGE LLC
HLT FRANCHISE II BORROWER LLC
HLT HQ SPE LLC
HLT HSM HOLDING LLC
HLT HSS HOLDING LLC
HLT JV ACQUISITION LLC
HLT JV I BORROWER LLC
HLT LIFESTYLE FRANCHISE LLC
HLT LIFESTYLE INTERNATIONAL FRANCHISE LLC
HLT LIFESTYLE INTERNATIONAL FRANCHISOR CORPORATION
HLT LIFESTYLE INTERNATIONAL MANAGE LLC
HLT LIFESTYLE INTERNATIONAL MANAGEMENT CORPORATION
HLT LIFESTYLE MANAGE LLC
HLT MEMPHIS DATA LLC
HLT O’HARE LLC
HLT OPERATE DTWC LLC
HLT OWNED II HOLDING LLC
HLT OWNED II-A BORROWER LLC
HLT PALMER LLC
HLT TIMESHARE BORROWER I LLC
HLT TIMESHARE BORROWER II LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

HOMEWOOD SUITES FRANCHISE LLC
HOMEWOOD SUITES MANAGEMENT LLC
HOTEL CLUBS OF CORPORATE WOODS, INC.
HOTELS STATLER COMPANY, INC.
HPP HOTELS USA, INC.
HPP INTERNATIONAL CORPORATION
HRC ISLANDER LLC
HTGV, LLC
INNVISION, LLC
INTERNATIONAL RIVERCENTER LESSEE, L.L.C.
LOCKWOOD PALMER HOUSE, LLC
MERITEX, LLC
PEACOCK ALLEY SERVICE COMPANY, LLC
POTTER’S BAR PALMER HOUSE, LLC
PROMUS HOTEL SERVICES, INC.
PROMUS HOTELS FLORIDA LLC
PROMUS HOTELS LLC
PROMUS HOTELS MINNEAPOLIS, INC.
PROMUS HOTELS PARENT LLC
PROMUS OPERATING LLC
PROMUS/KINGSTON DEVELOPMENT CORPORATION
SALC, INC.
SAMANTHA HOTEL LLC
SUITE LIFE, INC.
TEX HOLDINGS, INC.
WA COLLECTION INTERNATIONAL, LLC
WALDORF ASTORIA FRANCHISE LLC
WALDORF=ASTORIA MANAGEMENT LLC
WASHINGTON HILTON, L.L.C.

By:	/s/ W. Steven Standefer
Name:	W. Steven Standefer
Title:	Senior Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent

By:	/s/ Mary Kay Coyle
	Name:	Mary Kay Coyle
	Title:	Managing Director

By:	/s/ Kirk L. Tashjian
	Name:	Kirk L. Tashjian
	Title:	Vice President

Schedule I

to the Security Agreement

SUBSIDIARY PARTIES

90210 Biltmore Management, LLC

90210 Desert Resorts Management Co., LLC

90210 Grand Wailea Management Co., LLC

90210 LLC

90210 Management Company, LLC

Andiamo’s O’Hare, LLC

Bally’s Grand Property Sub I, Inc.

Blue Bonnet Security, LLC

Chesterfield Village Hotel, LLC

Compris Hotel LLC

Conrad Franchise LLC

Conrad International (Belgium) LLC

Conrad International (Egypt) Resorts Corporation

Conrad International (Indonesia) Corporation

Conrad International Investment (Jakarta) Corporation

Conrad International Manage (CIS) LLC

Conrad Management LLC

Destination Resorts LLC

Doubletree DTWC LLC

Doubletree Franchise LLC

Doubletree Hotel Systems LLC

Doubletree Hotels LLC

Doubletree LLC

Doubletree Management LLC

DT Management LLC

DT Real Estate, Inc.

DTM Atlanta/Legacy, Inc.

DTM Cambridge, Inc.

DTM Coconut Grove, Inc.

DTM Largo, Inc.

DTM Maryland, Inc.

DTM Santa Clara LLC

DTM Walnut Creek, Inc.

DTR FCH Holdings, Inc.

DTR PAH Holding, Inc.

DTR San Antonio, Inc.

DTR TM Holdings, Inc.

DTWC Spokane City Center SPE, LLC

EJP Corporation

Embassy Development Corporation

Embassy Equity Development LLC

Embassy Memphis Corporation

Embassy Suites (Isla Verde), Inc.

Embassy Suites Club No. Two, Inc.

Embassy Suites Club No.1, Inc.

Embassy Suites Club No. Three, Inc.

Embassy Suites Franchise LLC

Embassy Syracuse Development LLC

EPAM Corporation

Florida Conrad International Corp.

Grand Vacations Realty, LLC

Grand Vacations Services LLC

Grand Vacations Title, LLC

Hampton Inns Franchise LLC

Hampton Inns LLC

Hampton Inns Management LLC

Hapeville Investors, LLC

HHC BC Orlando, LLC

HHC One Park Boulevard, LLC

HIC First Corporation

HIC Gaming California, Inc.

HIC Holdings Corporation

HIC Hotels U.S.A. Corporation

HIC Racing Corporation

HIC San Pablo, L.P.

HIC San Pablo Limited, Inc.

HIC Second Corporation

Hilton Beverage LLC

Hilton Chicago Beverage I LLC

Hilton Chicago Beverage II LLC

Hilton Chicago Beverage III LLC

Hilton Chicago Beverage IV LLC

Hilton Corporate Director LLC

Hilton CP Operator LLC

Hilton El Con Management LLC

Hilton El Con Operator LLC

Hilton Electronic Distribution Systems, LLC

Hilton Energy Investments, LLC

Hilton ESJ Operator LLC

Hilton Franchise Holding LLC

Hilton Franchise LLC

Hilton Garden Inns Franchise LLC

Hilton Garden Inns Management LLC

Hilton Grand Vacations Club, LLC

Hilton Grand Vacations Company, LLC

Hilton Grand Vacations Financing, LLC

Hilton Grand Vacations Management, LLC

Hilton Hawaii Corporation

Hilton HHonors Worldwide, L.L.C.

Hilton Holdings, LLC

Hilton Hospitality, LLC

Hilton Illinois Corp.

Hilton Illinois Holdings LLC

Hilton Inns LLC

Hilton International Co.

Hilton Kingsland 1, LLC

Hilton Management LLC

Hilton New Jersey Service Corp.

Hilton OPB, LLC

Hilton Orlando Partners II, LLC

Hilton Orlando Partners III, LLC

Hilton Recreation LLC

Hilton Resorts Corporation

Hilton Resorts Marketing Corp.

Hilton San Diego Corporation

Hilton Spring Corporation

Hilton Supply Management LLC

Hilton Systems Solutions, LLC

Hilton Systems, LLC

Hilton Worldwide Finance Corp.

Hilton Worldwide, Inc.

Hilton-OCCC Hotel, LLC

Hilton-OCCC Mezz Lender, LLC

HLT Audubon LLC

HLT CA Hilton LLC

HLT Conrad Domestic LLC

HLT Conrad GP LLC

HLT Domestic JV Holdings LLC

HLT Domestic Owner LLC

HLT ESP Franchise LLC

HLT ESP International Franchise LLC

HLT ESP International Franchisor Corporation

HLT ESP International Manage LLC

HLT ESP International Management Corporation

HLT ESP Manage LLC

HLT Franchise II Borrower LLC

HLT HQ SPE LLC

HLT HSM Holding LLC

HLT HSS Holding LLC

HLT JV Acquisition LLC

HLT JV I Borrower LLC

HLT Lifestyle Franchise LLC

HLT Lifestyle International Franchise LLC

HLT Lifestyle International Franchisor Corporation

HLT Lifestyle International Manage LLC

HLT Lifestyle International Management Corporation

HLT Lifestyle Manage LLC

HLT Memphis Data LLC

HLT O’Hare LLC

HLT Operate DTWC LLC

HLT Owned II Holding LLC

HLT Owned II-A Borrower LLC

HLT Palmer LLC

HLT Timeshare Borrower I LLC

HLT Timeshare Borrower II LLC

Homewood Suites Franchise LLC

Homewood Suites Management LLC

Hotel Clubs of Corporate Woods, Inc.

Hotels Statler Company, Inc.

HPP Hotels USA, Inc.

HPP International Corporation

HRC Islander LLC

HTGV, LLC

Innvision, LLC

International Rivercenter Lessee, L.L.C.

Lockwood Palmer House, LLC

Meritex, LLC

Peacock Alley Service Company, LLC

Potter’s Bar Palmer House, LLC

Promus Hotel Services, Inc.

Promus Hotels Florida LLC

Promus Hotels LLC

Promus Hotels Minneapolis, Inc.

Promus Hotels Parent LLC

Promus Operating LLC

Promus/Kingston Development Corporation

SALC, Inc.

Samantha Hotel LLC

Suite Life, Inc.

Tex Holdings, Inc.

WA Collection International, LLC

Waldorf Astoria Franchise LLC

Waldorf=Astoria Management LLC

Washington Hilton, L.L.C.

Schedule II

to the Security Agreement

PLEDGED EQUITY AND PLEDGED DEBT

1.	Pledged Equity:

Record Owner	Issuer	Certificate No. (to the extent certificated)	No. Shares/Share Class	Percentage of Ownership	Percent Pledged

90210 LLC	Hilton Hospitality, LLC	Uncertificated		50.61%	100%
	Hilton Inns LLC	Uncertificated		100%	100%
	Hilton Insurance Corporation	008	100,000, NPV, Common Stock	50%	100%
90210 Management Company, LLC	90210 Biltmore Management, LLC	Uncertificated		100%	100%
	90210 Desert Resorts Management Co., LLC	Uncertificated		100%	100%
	90210 Grand Wailea Management Co. LLC	Uncertificated		100%	100%
Conrad International (Belgium) LLC	Avenue Louise Hotel Partners S.N.C.			50%	65%

Destination Resorts LLC	Hilton SPE Holding, Inc.	02	80 Shares, $..01 Per Share, Par Value, Common Stock	8%	100%
Doubletree DTWC LLC	DTWC Spokane City Center SPE, LLC	Uncertificated		100%	100%
Doubletree Hotel Systems LLC	Compris Hotel LLC	Uncertificated		100%	100%
Doubletree Hotels LLC	Doubletree Hotel Systems LLC	Uncertificated		100%	100%
	DT Management LLC	Uncertificated		100%	100%
	DT Real Estate, Inc.	Certificated		100%	100%
	Hilton Hospitality, LLC	Uncertificated		18.11%	100%
	Hotel Clubs of Corporate Woods, Inc.			100%	100%

Record Owner	Issuer	Certificate No. (to the extent certificated)	No. Shares/Share Class	Percentage of Ownership	Percent Pledged
Doubletree LLC	Doubletree DTWC LLC	Uncertificated		100%	100%
	Doubletree Hotels LLC	Uncertificated		100%	100%
	HLT Managed Mezz XII -K LLC	Uncertificated		100%	100%
	SALC, Inc.	1	1,000 shares common stock $1 PV	100%	100%
	Samantha Hotel LLC	Uncertificated		100%	100%
DT Management LLC	DTM Cambridge, Inc.	1	1,000 Shares, NPV, Common Stock	100%	100%
	DTM Coconut Grove, Inc.	2	1,000 Shares, NPV, Common Stock	100%	100%
	DTM Maryland, Inc.	2	1,000 Shares, NPV, Common Stock	100%	100%
	DTM Santa Clara LLC	Uncertificated		100%	100%
	DTM Walnut Creek, Inc.	1	1,000 Shares, NPV, Common Stock	100%	100%
	DTM Largo, Inc.	3	1,000 Shares, NPV, Common Stock	100%	100%
	HLT Managed Mezz XII-K LLC	Uncertificated		99%	100%
DT Real Estate, Inc.	DTM Atlanta/Legacy, Inc.	2	1,000 Shares, NPV, Common Stock	100%	100%
	DTR FCH Holdings, Inc.	2	1,000 Shares, NPV, Common Stock	100%	100%
	DTR PAH Holding, Inc.	1	10 shares Common Stock, $1.00 PV	100%	100%
	DTR San Antonio, Inc.	1	1,000 shares Common Stock, $1.00 PV	100%	100%
	DTR TM Holdings, Inc.	2	6,400 Shares, NPV, Common Stock	100%	100%

Record Owner	Issuer	Certificate No. (to the extent certificated)	No. Shares/Share Class	Percentage of Ownership	Percent Pledged
EJP Corporation	Suite Life, Inc.	002	1,000 Shares, $1.00 Per Share PV, Common Stock	100%	100%
Embassy Equity Development LLC	Embassy Syracuse Development LLC	Uncertificated		100%	100%
Grand Vacations Realty, LLC	Grand Vacations Title, LLC	Uncertificated		100%	100%
Hampton Inns LLC	Hilton Hospitality, LLC	Uncertificated		18.83%	100%
Hapeville Investors, LLC	Servicios y Recursos Administrativos Hoteleros S. de R.L. de C.V.			1%	65%
HIC First Corporation	HIC Second Corporation	Certificated
HIC Gaming California, Inc.	HIC San Pablo Limited, Inc.	1	501 shares common stock NPV	100%	100%
	HIC San Pablo, L.P.	Uncertificated		10%	100%
HIC Holdings Corporation	HIC Racing (Chiswick) Limited	16	102,156,826 Shares, £1 Ordinary	10.833%	65%
	HIC Racing Corporation	A-1	400 Class A Common Stock, NPV	100%	100%
		4	100 Class B, Common Stock, NPV
	Hilton International Co.	82	769,961 Shares, NPV, Common Stock	10.83%	-100%

Record Owner	Issuer	Certificate No. (to the extent certificated)	No. Shares/Share Class	Percentage of Ownership	Percent Pledged
HIC Hotels U.S.A. Corporation	HIC First Corporation	C-6	161,515, $1.00 Per Share PV, Common Stock	100%	100%
		31	4,729 Shares, Preferred Stock Series A, NPV
		32	100 Share, Preferred Stock, Series B, NPV
		33	650 Shares, Preferred Stock, Series C, NPV
		34	7,500 Shares, Preferred Stock, Series D, NPV
		35	45,000 Shares, Preferred Stock, Series E, NPV
		36	17,426 Shares, Preferred Stock, Series F, NPV
	HIC Racing (Chiswick) Limited	15	840,852,176 Shares, £1.00 Ordinary	89.167%	65%
		10	943,009,002 £Ordinary
	Hilton International Co.	2	1,426,255, NPV, Common Stock	89.167%	100%
		81	3,911,289 Shares, NPV, Common Stock
		84	5,000 Shares, NPV, Common Stock
		83	1,000,000 Shares, NPV, Common Stock
	Hilton International Vermogensverwaltung GmbH			100%	65%
HIC Racing Corporation	HIC Gaming California, Inc.	1	501 shares common stock $20 PV	100%	100%
HIC San Pablo Limited, Inc.	HIC San Pablo, L.P.	Uncertificated		90%	100%

Record Owner	Issuer	Certificate No. (to the extent certificated)	No. Shares/Share Class	Percentage of Ownership	Percent Pledged
HIC Second Corporation	HIC Holdings Corporation	C-1	217,423 Shares $1.00 Per Share, Par Value, Common Stock	100%	100%
			8,736 J Shares, Preferred Stock, NPV
			10,000 G Shares, Preferred Stock, NPV
			18,000 H Shares, Preferred Stock, NPV
			10,000 F. Shares, Preferred Stock, NPV
			19,000 E Shares, Preferred Stock, NPV
			28,000 O Shares, Preferred Stock, NPV
			340 C Shares, Preferred Stock, NPV
			300 B Shares, Preferred Stock, NPV
			9,460 A Shares, Preferred Stock, NPV
Hilton Franchise Holding LLC	Conrad Franchise LLC	001	100% LLC interests	100%	100%
	Doubletree Franchise LLC	001	100% LLC interests	100%	100%
	Embassy Suites Franchise LLC	001	100% LLC interests	100%	100%
	Hampton Inns Franchise LLC	001	100% LLC interests	100%	100%
	Hilton Franchise LLC	001	100% LLC interests	100%	100%
	Hilton Garden Inns Franchise LLC	001	100% LLC interests	100%	100%
	HLT ESP Franchise LLC	Uncertificated		100%	100%
	HLT Lifestyle Franchise LLC	Uncertificated		100%	100%
	Homewood Suites Franchise LLC	001	100% LLC interests	100%	100%
	Waldorf Astoria Franchise LLC	001	100% LLC interests	100%	100%

Record Owner	Issuer	Certificate No. (to the extent certificated)	No. Shares/Share Class	Percentage of Ownership	Percent Pledged
Hilton Grand Vacations Management, LLC	Hilton Grand Vacations Financing, LLC	Uncertificated		50%	100%
Hilton Holdings, LLC	Destination Resorts LLC	Uncertificated		100%	100%
	Hilton Recreation LLC	Uncertificated		100%	100%
	Hilton San Diego Corporation	7	50 Shares, NPV, Common Stock	100%	100%
	Hilton Suites, Inc.	2	2000 Shares, Common Stock, NPV	100%	100%
	Hilton Hawaii Corporation	C-3	2,500 Shares $1.00 Per Share PV, Common Stock	100%	100%
	Hilton Illinois Holdings LLC	Uncertificated		100%	100%
	Hotels Statler Company, Inc.	2	100 Shares, NPV, Common Stock	100%	100%
Hilton Hospitality, LLC	HHI Worldwide Holdings, Inc.	01	100 Shares, Common Stock, NPV	100%	100%
	San Francisco Hilton, Inc.	02	49.75 Shares, NPV, Common Stock	100%	100%
		04	50.25 Shares, NPV, Common Stock
Hilton Illinois Corp.	Andiamo’s O’Hare, LLC	Uncertificated		100%	100%
	Hilton Chicago Corporation	2	1,000 Shares, $1.00 Per Share PV, Common Stock	100%	100%
	Hilton Michigan Avenue Corporation	2	40.24 Shares, NPV, Common Stock	40.24%	100%
	HLT Owned II Holding LLC	Uncertificated		100%	100%
	HLT Timeshare Mezz II-K LLC	Uncertificated		100%	100%
	Lockwood Palmer House, LLC	Uncertificated		100%	100%
	Potter’s Bar Palmer House, LLC	Uncertificated		100%	100%

Record Owner	Issuer	Certificate No. (to the extent certificated)	No. Shares/Share Class	Percentage of Ownership	Percent Pledged
Hilton Illinois Holdings LLC	90210 Management Company, LLC	Uncertificated		100%	100%
	Bally’s Grand Property Sub 1, Inc.	01	100 Shares, NPV, Common Stock	100%	100%
	Hilton Illinois Corp.	3	100 Shares, Common Stock, NPV	100%	100%
Hilton International Co.	Addis Ababa Hilton Pvt Ltd Co	002	149 Birrs	99.33%	65%
	CBYH LLC	Uncertificated		100%	100%
	Chancel Service Corporation	1	1,000 Shares, $1,00 Per Share PV, Common Stock	100%	100%
	H Alliance, Inc.	1	10 Shares, $1.00 Per Share PV, Common Stock	100%	100%
	HCWW Inc.	1	100 Shares, $1.00 Per Share PV, Common stock	100%	100%
	HI (Maldives) Pte Limited			90%	65%
	HI US Finance LLC	Uncertificated		100%	100%
	HI US Investments Unlimited			100%	65%
	HIC Dormant Holding LLC	Uncertificated		100%	100%
	Hilstock Hotel Holding Corporation	Uncertificated		100%	100%
	Hilton (Hellas) Monoprosopi EPE			100%	65%

44

Record Owner	Issuer	Certificate No. (to the extent certificated)	No. Shares/Share Class	Percentage of Ownership	Percent Pledged
	Hilton Argentina Srl			95%	65%
	Hilton Canada Co.	1	1,000,000 Common Shares	100%	65%
		2	1 Share, Common Shares
		3	516, 180 Common Shares
	Hilton Egypt Lil Tigara			90%	65%
	Hilton Hotel Management Services Private Limited			99.99%	65%
	Hilton International (Bulgaria) EAD			100%	65%
	Hilton International (France) SASU			100%	65%
	Hilton International (Switzerland) GmbH			100%	65%
	Hilton International Aruba NV			100%	65%
	Hilton International Asia Pacific Pte Ltd.	3	2 Ordinary Shares of SGD1.00 each	100%	65%
		4	499,998 Ordinary Shares of SGD1.00 each
	Hilton International Australia Pty Limited	1	2 Ordinary Shares	100%	65%
		2	100,000,000 Ordinary Shares
	Hilton International Barbados Limited			100%	65%
	Hilton International Co Limited			100%	65%
	Hilton International Ecuador LLC	Uncertificated		100%	100%
	Hilton International Holdings LLC	Uncertificated		100%	100%
	Hilton International Hotels (U.K.) Limited	3	100 A Shares of £1.00	100%	65%
		5	40,099,000 Preference Shares of £1.00

Record Owner	Issuer	Certificate No. (to the extent certificated)	No. Shares/Share Class	Percentage of Ownership	Percent Pledged
		13	2 Preference Shares
		12	1 Preference Share
		15	1 Preference Share
		16	1 Preference Share
		17	1 Preference Share
		18	1 Preference Share
		19	500 A Shares
		20	249 A Shares of £ each
		21	1000,000,000 A Shares
		22	250,000,000 A Shares
	Hilton International Jamaica Limited			90%	65%
	Hilton International Trinidad Limited			89.89%	65%
	Hilton Malta Limited	1	9,999 Ordinary Shares	99.99%	65%
		2	1 Ordinary Share
	Hilton Mexico Promotora SA de CV			99.80%	65%
	Hilton of Panama Limited			90%	65%
	Hilton of Singapore LLC	Uncertificated		100%	100%
	Hilton Tobago Limited			100%	65%
	HLT Franchise Mezz I-K LLC	Uncertificated		100%	100%
	HLT German Manage GmbH			100%	65%
	HLT German Services GmbH			100%	65%
	HLT Managed Holdco LLC	Uncertificated		100%	100%

Record Owner	Issuer	Certificate No. (to the extent certificated)	No. Shares/Share Class	Percentage of Ownership	Percent Pledged
	HLT Managed Holding Corporation	001	1,000 Shares, $.01 Per Share, Common Stock	100%	100%
	HLT Operating Mezz II-K LLC	Uncertificated		100%	100%
	HLT Operating Mezz IV-K LLC	Uncertificated		90%	100%
	HLT Owned IX Holding Limited	1	1 Ordinary Share	16%	65%
		2	49 Ordinary Shares
	HLT Owned Mezz IV-K Corporation	Uncertificated		100%	100%
	HLT Owned VI Holding LLC	Uncertificated		0.010%	100%
	HLT Secretary Limited	1	1 Ordinary Share of £1.00	100%	100%
	Hotel Management (Middle East) LLC	1	1 Unit	100%	100%
	Inhil Co., Inc.	1	10 Shares, NPV, Common Stock	100%	100%
		2	90 Shares Common Stock, NPV
	Istanbul Park Hilton Enternasyonal Otelcilik Limited Sirketi			90%	65%
	Konya Hilton Enternasyonal Otelcilik AS			100%	65%
	Madagascar Hilton SARL			100%	65%
	Marquette Holdings LLC	Uncertificated		100%	100%
	Mayaguez Hilton Corporation	1	2,500 Shares, $10.00 Per Share PV, Capital Stock	100%	100%
	Milbuck Holdings, Inc	1	100 Shares, $1.00 Per Share PV, Common Stock	100%	100%
	Odawara Hilton Co., Ltd.			100%	65%
	Societe Tunis Hilton SARL			92%	65%
	Stakis Limited			100%	65%

Record Owner	Issuer	Certificate No. (to the extent certificated)	No. Shares/Share Class	Percentage of Ownership	Percent Pledged
Hilton Management LLC	Doubletree Management LLC	001	100% LLC interests	100%	100%
Hilton OPB, LLC	HHC One Park Boulevard, LLC	Uncertificated		100%	100%
Hilton Resorts Corporation	Grand Vacations Realty, LLC	Uncertificated		100%	100%
	Grand Vacations Services LLC	Uncertificated		100%	100%
	HGV Depositor LLC	Uncertificated		100%	100%
	Hilton Grand Vacations Club, LLC	Uncertificated		100%	100%
	Hilton Grand Vacations Company, LLC	Uncertificated		100%	100%
	Hilton Grand Vacations Financing, LLC	Uncertificated		50%	100%
	Hilton Grand Vacations Management, LLC	Uncertificated		100%	100%
	Hilton Resorts Marketing Corp.			100%	100%
	Hilton Resorts Marketing Korea, LLC			100%	100%
	HRC Islander LLC	Uncertificated		100%	100%
Hilton Worldwide Holdings Inc.	Hilton Worldwide Finance LLC	Uncertificated		100%	100%
Hilton Worldwide, Inc.	90210 LLC	Uncertificated		100%	100%
	Blue Bonnet Security, LLC	Uncertificated		100%	100%
	Hapeville Investors, LLC	Uncertificated		100%	100%
	HHC BC Orlando, LLC	Uncertificated		100%	100%
	Hilton Beverage LLC	Uncertificated		100%	100%
	Hilton Chicago Beverage I LLC	Uncertificated		100%	100%
	Hilton Chicago Beverage II LLC	Uncertificated		100%	100%
	Hilton Chicago Beverage III LLC	Uncertificated		100%	100%
	Hilton Chicago Beverage IV LLC	Uncertificated		100%	100%

Record Owner	Issuer	Certificate No. (to the extent certificated)	No. Shares/Share Class	Percentage of Ownership	Percent Pledged
	Hilton Corporate Director LLC	Uncertificated		100%	100%
	Hilton CP Operator LLC	Uncertificated		100%	100%
	Hilton El Con Operator LLC	Uncertificated		100%	100%
	Hilton Electronic Distribution Systems, LLC	Uncertificated		100%	100%
	Hilton Energy Investments, LLC	Uncertificated		100%	100%
	Hilton ESJ Operator LLC	Uncertificated		100%	100%
	Hilton Holdings, LLC	Uncertificated		100%	100%
	Hilton New Jersey Service Corp.	1	100 shares Common stock NPV	100%	100%
	Hilton OPB, LLC	Uncertificated		100%	100%
	Hilton Systems, LLC	Uncertificated		100%	100%
	Hilton-OCCC Hotel, LLC	Uncertificated		100%	100%
	Hilton-OCCC Mezz Lender, LLC	Uncertificated		100%	100%
	HLT Conrad GP LLC	Uncertificated		100%	100%
	HLT Domestic JV Holdings LLC	Uncertificated		100%	100%
	HLT Franchise Mezz II-K LLC	Uncertificated		100%	100%
	HLT Manage –Franchise Holdco LLC	Uncertificated		100%	100%
	HLT Operating Mezz I-K LLC	Uncertificated		100%	100%
	HLT Owned Mezz III-K LLC	Uncertificated		100%	100%
	HLT Timeshare Mezz I-K LLC	Uncertificated		100%	100%
	HPP Hotels USA, Inc.	2	100 Shares, Common Stock, NPV	100%	100%
	HTGV, LLC	Uncertificated		100%	100%

Record Owner	Issuer	Certificate No. (to the extent certificated)	No. Shares/Share Class	Percentage of Ownership	Percent Pledged
	Innvision, LLC	Uncertificated		100%	100%
	Peacock Alley Service Company, LLC	Uncertificated		100%	100%
	Promus Hotels Parent LLC	Uncertificated		100%	100%
	PT. Conrad Management Indonesia			1%	65%
	Tex Holdings, Inc.	1	100 Shares, Common Stock, NPV	100%	100%
	Washington Hilton, L.L.C.	Uncertificated		100%	100%
HLT Domestic JV Holdings LLC	HLT JV Mezz II-K LLC	Uncertificated		100%	100%
	HLT JV Mezz I-K LLC	Uncertificated		100%	100%
HLT ESP International Franchise LLC	HLT ESP International Franchisor Corporation	001	1,000 Shares, $.01 Per Share PV, Common Stock	100%	100%
HLT ESP International Manage LLC	HLT ESP International Management Corporation	001	1,000 Shares, $.01 Per Share PV, Common Stock	100%	100%
HLT Franchise II Borrower LLC	Hilton HHonors Worldwide, L.L.C.	002	50% LLC interest	50%	100%
	Hilton Reservations Worldwide, L.L.C.	002	50% LLC interest	50%	100%
HLT HSM Holding LLC	Hilton Supply Management LLC	001	100% LLC interest	100%	100%
HLT HSS Holding LLC	Hilton Systems Solutions, LLC	001	100% LLC interest	100%	100%
HLT JV I Borrower LLC	Hilton Orlando Partners II, LLC	Uncertificated		100%	100%
	Hilton Orlando Partners III, LLC	Uncertificated		100%	100%
HLT Lifestyle International Franchise LLC	HLT Lifestyle International Franchisor Corporation	001	1,000 Shares, $.01 Per Share PV, Common Stock	100%	100%
HLT Lifestyle International Manage LLC	HLT Lifestyle International Management Corporation	001	1,000 Shares, $.01 Per Share PV, Common Stock	100%	100%

Record Owner	Issuer	Certificate No. (to the extent certificated)	No. Shares/Share Class	Percentage of Ownership	Percent Pledged
HLT Owned II Holding LLC	HLT Owned Mezz II-K LLC	Uncertificated		100%	100%
HLT Owned II-A Borrower LLC	HLT Palmer LLC	Uncertificated		100%	100%
HLT Timeshare Borrower I LLC	Hilton Resorts Corporation	2	1,500 Shares, NPV, Common Stock	100%	100%
HLT Timeshare Borrower II LLC	Hilton Kingsland 1, LLC	Uncertificated		100%	100%
HPP Hotels USA, Inc.	HPP International Corporation	3	1,000 Shares, $1.00 Per Share PV, Common Stock	100%	100%
HPP International Corporation	Avenue Louise Hotel Partners S.N.C.			50%	65%
	Conrad International (Belgium) LLC	Uncertificated		100%	100%
	Conrad International (Egypt) Resorts Corporation	1	1,000 Shares, 1.00 Per Share PV, Common Stock	100%	100%
	Conrad International (Indonesia) Corporation	1	100 Shares $1.00PV Per Share, Common Stock	100%	100%
	Conrad International Investment (Jakarta) Corporation	1	1,000 Shares $1.00 PV Per Share, Common Stock	100%	100%
	Florida Conrad International Corp.	1	1,000 Shares, NPV, Common Stock	100%	100%
	Hilton HIH Limited	5	597,200,001 Ordinary Shares, £1.00 each	100%	100%
	HLT Franchise Mezz III-K LLC	Uncertificated		100%	100%
	HLT Managed VII Holding LLC	Uncertificated		100%	100%
	PT. Conrad Management Indonesia			99%	65%
	Servicios y Recursos Administrativos Hoteleros S. de R.L. de C.V.			99%	65%
	WA Collection International, LLC	Uncertificated		100%	100%

Record Owner	Issuer	Certificate No. (to the extent certificated)	No. Shares/Share Class	Percentage of Ownership	Percent Pledged
Promus Hotels LLC	ATM Hotels Pty. Limited			100%	65%
	Chesterfield Village Hotel, LLC	Uncertificated		100%	100%
	EJP Corporation	3	1,000 Shares, $1.00 Per Share PV, Common Stock	100%	100%
	Embassy Development Corporation	2	100 Shares, NPV, Common Stock	100%	100%
	Embassy Equity Development LLC	Uncertificated		100%	100%
	Embassy Memphis Corporation	2	100 Shares, NPV, Common Stock	100%	100%
	Embassy Suites (Isla Verde), Inc.	2	1000 Shares, $1.00 Per Share PV, Common Stock	100%	100%
	Embassy Suites Club No.1, Inc.	6	1000 Shares, $1.00 Per Share, PV, Common Stock	100%	100%
	Embassy Suites Club No. Three, Inc.	2	1000 Shares, $1.00 Per Share PV, Common Stock	100%	100%
	Embassy Suites Club No. Two, Inc.	004	4900 Shares, $.10 Per Share PV, Common Stock	100%	100%
		005	5100 Shares, $.10 Per Share PV, Common Stock

Record Owner	Issuer	Certificate No. (to the extent certificated)	No. Shares/Share Class	Percentage of Ownership	Percent Pledged
	EPAM Corporation	2	100 Shares, $.01 Per Share PV, Common Stock	100%	100%
	Hampton Inns LLC	Uncertificated		100%	100%
	Hilton Hospitality, LLC	Uncertificated		12.45%	100%
	Hilton MAPC, Inc.	02	592 Shares, NPV, Common Stock	59.20%	100%
	Promus Hotel Services, Inc.	Certificated		100%	100%
	Promus Hotels Florida LLC	Uncertificated		100%	100%
	Promus Hotels Minneapolis, Inc.	Certificated		100%	100%
	Promus/Kingston Development Corporation	1	100 Shares, $.01 Per Share PV, Common Stock	100%	100%
Promus Hotels Parent LLC	Doubletree LLC	Uncertificated		100%	100%
	Promus Operating LLC	Uncertificated		100%	100%
Promus Operating LLC	Hilton Insurance Corporation	009	100,000 Shares, NPV, Common Stock	50%	100%
	Promus Hotels LLC	Uncertificated		100%	100%
Tex Holdings, Inc.	Meritex, LLC	Uncertificated		100%	100%

2.	Pledged Debt:

1. Intercompany Note

2. Promissory Note, dated February 1, 2006, by Anatole Partners II, L.P. for Hilton Worldwide, Inc.

3. Promissory Note, dated April 6, 2007, by A-R HHC Orlando Convention Hotel Member, LLC for Hilton – OCCC Mezz Lender, LLC.

Schedule III

to the Security Agreement

COMMERCIAL TORT CLAIMS

None

1